UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PARK CITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

October __, 2013
Dear Stockholders of Park City Group, Inc.:

    You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Park City Group, Inc., which will be held at Park City Group’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City Utah 84111, on December 9, 2013 at 9:00 a.m., local time. Details of the business to be conducted at the 2014 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In order for us to have an efficient Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

    Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

    We look forward to seeing you at the Annual Meeting.

Sincerely,

RANDALL K. FIELDS Chief Executive Officer

YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

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PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 9, 2013

Dear Stockholders of Park City Group, Inc.:

    We are pleased to invite you to attend the Annual Meeting of Stockholders of Park City Group, Inc., a Nevada corporation (the “Company”), which will be held at the Company’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City Utah, 84111, on December 9, 2013 at 9:00 a.m., local time, for the following purposes:

1.	the election of eight directors to our Board of Directors, each to serve until the next Annual Meeting of Stockholders, or until his respective successor is elected and qualified;

2.	ratifying the issuance of shares under the Company’s 2011 Stock Incentive Plan, as amended, and the 2011 Employee Stock Purchase Plan, as amended, between March 1, 2011 and March 29, 2013;

3.	ratifying the appointment of HJ & Associates, LLC as our independent auditors for the fiscal year ending June 30, 2014; and

4.	such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

    These matters are more fully discussed in the attached Proxy Statement.

    The close of business on October 10, 2013 (the “Record Date”), has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of record of our common stock and our Series B Convertible Preferred Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 299 South Main Street, Suite 2370, Salt Lake City, Utah, 84111, during normal business hours for a period of ten (10) days prior to the Annual Meeting, and at the time and place of the Annual Meeting.  We are providing a copy of our Annual Report on Form 10-K for the year ended June 30, 2013 with the accompanying Proxy Statement.

   Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

-ii-

    Park City Group’s Board of Directors unanimously recommends that you vote “FOR” each of the Annual Meeting proposals, all of which are described in detail in the accompanying Proxy Statement.

    Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 9, 2013:  The Annual Report and Proxy Statement are available online at www.proxyconnect.com/parkcitygroup.

By Order of the Board of Directors,

Randall K. Fields
Chief Executive Officer, Chairman and Director
Salt Lake City, Utah
October __, 2013

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PARK CITY GROUP, INC.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
(435) 645-2000

PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Directors of Park City Group, Inc., a Nevada corporation (the “Company”), for use at the 2014 Annual Meeting of Stockholders to be held on December 9, 2013 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at the Company’s corporate offices located at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111.

Voting

    The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement.  On October 10, 2013, the Record Date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had outstanding 16,619,211 shares of our common stock, par value $0.01 per share (“Common Stock”), and 411,927 shares of our Series B Convertible Preferred Stock (“Series B Preferred”), each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, and each holder of Series B Preferred is entitled to 2.5 votes per share of Series B Preferred held on the Record Date. As of the Record Date, outstanding shares represented 17,649,028 votes, consisting of 16,619,211 attributable to Common Stock and 1,029,817 attributable to Series B Preferred.

Quorum

    In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

    Proposal No. 1: Election of Directors. For the eight nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

    Proposal No. 2: Ratification of Issuance of Shares under the Company’s 2011 Stock Incentive Plan, as amended, and the 2011 Employee Stock Incentive Plan, as amended. The affirmative “FOR” vote of a majority of the votes cast is necessary for approval of such proposal.

    Proposal No. 3: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary of approval of such proposal.

Abstentions and Broker Non Votes

    All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and votes withheld are counted only for purposes of determining whether a quorum is present at the Annual Meeting and, therefore, have no effect on the outcome of voting for each proposal.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.” Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present.  Broker non-votes have no effect on the outcome of Proposals No. 1 and 2.  For the approval of Proposal No. 3, broker non-votes will not be counted as votes cast for or against such proposal, but are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Whether brokers have discretion to vote on other proposals and, if they do not, the effects of broker non-votes on such other proposals will depend on the nature of such other proposals.

Voting and Revocation of Proxies

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you sign and return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the directors proposed by our Board, (ii) FOR ratification of shares issued under the Company’s 2011 Stock Incentive Plan, as amended, and 2011 Employee Stock Purchase Plan, as amended, between March 1, 2011 and March 29, 2013, (iii) FOR ratification of the appointment of the independent auditors for fiscal year 2014, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

    You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

    We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

    The Company’s Board of Directors currently consists of eight directors, each of whom is nominated to be elected at the Annual Meeting. Each of the nominees has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.   Upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated for election as directors at our Annual Meeting Randall K. Fields, Robert P. Hermanns, Robert W. Allen, James R. Gillis, William S. Kies, Jr., Richard Juliano, Austin F. Noll, Jr. and Ronald C. Hodge.

    Please see disclosure captioned “Directors” on page 7 of this Proxy Statement for more information, including background information, business experience, and the Nominating and Corporate Governance Committee’s recommendation, of each nominee.

    Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one member, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders.

Required Vote and Recommendation

    The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote at the Annual Meeting. The eight nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law, the Company’s Articles of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the nominees.

    The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Fields, Hermanns, Allen, Gillis, Kies, Juliano, Noll and Hodge.

PROPOSAL NO. 2

RATIFICATION OF SHARES ISSUED UNDER THE 2011 STOCK INCENTIVE PLAN AND 2011 EMPLOYEE STOCK PURCHASE PLAN

History and Background

    On March 1, 2011, the Company’s Board of Directors (the “Board”) approved the 2011 Stock Incentive Plan (the “2011 SIP”) and the 2011 Employee Stock Purchase Plan (the “2011 ESPP”) (together, the “2011 Plans”) to replace the Company’s 2000 Non-Qualified Stock Option & Stock Incentive Plan, which Plan expired in March 2010.  The 2011 SIP authorized a total of 200,000 shares of the Company’s Common Stock for issuance as equity-based incentive awards in order to provide certain eligible recipients with an incentive to perform and increase the value of the Company. The 2011 ESPP made a total of 50,000 shares of the Company’s Common Stock available for purchase by all participating employees at a discount from fair market value, in order to provide employees with an opportunity to acquire and/or expand their equity ownership interest in the Company. After issuing all 250,000 shares authorized under the 2011 Plans, the Board approved a 150,000 share increase to the 2011 SIP, and a 100,000 share increase to the 2011 ESPP (together, the “Amended 2011 Plans”) on August 1, 2012 (collectively, with the 2011 Plans, the “Incentive Plans”).

    At the time of their approval, the Company did not obtain stockholder approval of the Incentive Plans, as required by the rules and regulations of the NYSE MKT exchange (the “Exchange”), which requires all companies whose securities are registered with the Exchange to obtain stockholder approval of the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the Company's charter. The rules of the Exchange provide that an increase to the number of securities authorized for issuance under such a plans similarly requires stockholder approval.

    While the Company did not obtain stockholder approval of the Incentive Plans, the Board approved and the Company presented the Second Amended and Restated 2011 Stock Incentive Plan (the “Second 2011 SIP”) and the Second Amended and Restated 2011 Employee Stock Purchase Plan (the “Second 2011 ESPP”) to stockholders for approval at its 2013 Annual Meeting of Stockholders, held on March 29, 2013 (the “2013 Meeting”). Stockholders approved the Second 2011 SIP, the Second 2011 ESPP and an aggregate total of 750,000 shares for issuance under the Second 2011 SIP and the Second 2011 ESPP, but did not ratify the Incentive Plans or any issuances thereunder prior to the 2013 Meeting, as required by the Exchange.

    On October 15, 2013, the Company provided written notice to the Exchange of its intent to transfer the listing of its Common Stock from the Exchange to the NASDAQ Capital Market, effective October 28, 2013.  On October 21, 2013, the Company received a public reprimand from the Exchange notifying the Company of its violation of the requirement that it obtain stockholder approval of the Incentive Plans.  As a result, the Company has determined to seek stockholder ratification of all grants made pursuant to the Incentive Plans.

Proposal

    The Company is seeking ratification by stockholders of all shares issued under the Incentive Plans between March 1, 2011 and the 2013 Meeting.  Ratification is the confirmation and approval by stockholders of an act previously taken by a company that required stockholder approval prior to such act’s occurrence. After consulting with the Exchange, we believe ratification is in the best interest of the Company and its stockholders, as ratification will bring all issuances under the Incentive Plans prior to the 2013 Meeting into compliance with the rules of the Exchange.

Issuances under the Incentive Plans Prior to 2013 Meeting

    The tables below set forth the number and value of all shares issued under the Incentive Plans to (i) the Company’s Named executive officers, (ii) all non-executive officer directors of the Company, and (iii) all non-executive officer employees of the Company between March 1, 2011 and the 2013 Meeting, held on March 29, 2013:

Name and Position	Issuances under the 2011 SIP, as amended		Issuances under the 2011 ESPP, as amended
	No. of Shares	Dollar Value ($)(1)	No. of Shares	Dollar Value ($)(1)
Randall K. Fields	900	$3,846	4,775	$2,304
Chief Executive Officer, Chairman and Director

Edward L. Clissold	1,050	$7,077	2,648	$1,272
Chief Financial Officer

Non-Executive Director Group	-		$-	$-

Non-Executive Officer Employee Group	309,246	$1,171,729	99,722	$49,618

Total	312,196		107,145

(1)	Fair market value on the date of purchase, minus the purchase price.

Effect of Not Approving this Proposal

    If stockholder ratification of the issuances under the Incentive Plans is not obtained, we may be required by the Exchange, or the NASDAQ Capital Market where our Common Stock is scheduled to begin trading at market open on October 28, 2013, to demand return of such issuances and re-issue the shares under the Second 2011 SIP and Second 2011 ESPP, as applicable. Re-issuing such shares will lessen the number of shares available under the Second 2011 SIP and Second 2011 ESPP, and will limit our ability to offer incentive awards to existing employees, and shares available for inducement awards to qualified candidates.

Vote Required and Recommendation

    The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for ratification of shares issued under the Incentive Plans between March 1, 2011 and the 2013 Meeting. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” ratification of shares issued under the Incentive Plans.

    The Board of Directors recommends that stockholders vote “FOR” ratification of the shares issued under the Incentive Plans between March 1, 2011 and the 2013 Meeting.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
HJ & ASSOCIATES, LLC TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

    Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors appointed HJ & Associates, LLC as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

    The Board of Directors may terminate the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

    Representatives of HJ & Associates, LLC will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Required Vote and Recommendation

    Ratification of the selection of HJ & Associates, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2014 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law, the Company’s Articles of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of HJ & Associates, LLC, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of HJ & Associates, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2014.

    The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of HJ & Associates, LLC as Park City Group’s independent auditors for the fiscal year ending June 30, 2014.

DIRECTORS

Name of Nominee	Age	Title

Randall K. Fields	66	President, Chief Executive Officer and Chairman
Robert P. Hermanns	70	Director
Robert W. Allen	70	Director
James R. Gillis	60	Director
William S. Kies, Jr.	61	Director
Richard Juliano	65	Director
Austin F. Noll, Jr.	69	Director
Ronald C. Hodge	64	Director

    Randall K. Fields has been the Chief Executive Officer and Chairman of the Board of Directors since June 2001.  Mr. Fields founded the Company in 1990 and has been its President, Chief Executive Officer and Chairman of the Board since its inception.  Mr. Fields has also been responsible for the strategic direction of the Company since its inception.  Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields.  He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990.  In the early 1970's Mr. Fields established a financial and economic consulting firm called Fields Investment Group.  Mr. Fields received a Bachelor of Arts degree in 1968 and a Masters of Arts degree in 1970 from Stanford University, where he was Phi Beta Kappa, Danforth Fellow and National Science Foundation Fellow.

    The Nominating and Corporate Governance Committee believes that Mr. Fields’ expertise in the Company’s industry and markets following his founding of the Company in 1990, his extensive sales, marketing and technical background and experience, and his knowledge of business allow him to bring a unique understanding of the industries and markets in which the Company operates, as well as an entrepreneurial vision to the Company and the Board of Directors.

    Robert P. Hermanns joined the Company in March 2007 as Senior Vice President, and served in that capacity until November 2009. Mr. Hermanns is currently a member of the Company’s Board of Directors. Mr. Hermanns has over 40 years of experience in all phases of retail and wholesale grocery operations, and is currently Director of Food Industry Management Programs at the Marshall School of Business at the University of Southern California. Mr. Hermanns was President and Chief Executive Officer and Vice Chairman of the Board of Directors of Associated Grocers, Inc. from 2002 through 2005. He is also the former Chief Operating Officer of Weis Markets, a $2 billion NYSE company operating 163 retail food markets in the Mid-Atlantic States. Prior to joining AG and Weis Markets, Mr. Hermanns enjoyed a 30-year career with American Stores Company, an $18 billion food and drug retailer, where he held a number of executive management positions including Chief Operating Officer for Procurement and Logistics. A graduate of Western Michigan University with a BS degree in Food Marketing, Mr. Hermanns also holds an MBA from the University of Southern California.

    The Nominating and Corporate Governance Committee believes that Mr. Hermanns’ experience as the former President and Chief Executive Officer of one of the leading suppliers to independent retail supermarkets, as well as his extensive senior executive experience with leading retail food and drug retailers contributes to the Board’s understanding of the markets served by the Company, including the Board’s perspective on the strategic interests of potential clients and the viability of various commercial strategies.  His previous experience as a senior executive of the Company also allows him to provide a unique perspective of and extensive knowledge on the industries in which the Company operates.

    Robert W. Allen joined the Board of Directors in October 2007. Mr. Allen is a seasoned executive with many years experience as Chairman, President and Chief Executive Officer of businesses ranging in size from $200 million to $2.5 billion.  Mr. Allen has over thirty years experience in the dairy industry, most notably as a catalyst for developing companies and a turn-around agent for troubled companies or divisions. Mr. Allen was most recently Chief Executive Officer of Southern Belle Dairy where he established a leadership team to reposition the company and developed a position in the market place for the branding of its products.  Prior to this, he was Executive Vice President of Borden, Inc., where he was recruited to turn around the largest and most troubled division of the company.  He is also the immediate past Chair of Kid Peace International, a $160 million non-profit agency assisting children in crises.

    The Nominating and Corporate Governance Committee believes that Mr. Allen’s years of experience in an area of growth for the Company, the dairy industry, as well as his extensive experience developing and managing companies in senior executive roles, add significant value to the Company and its Board of Directors in assessing challenges in one of its growth markets, and in addressing organizational and development issues facing the Company.

    James R. Gillis joined the Board of Directors in February 2008. Mr. Gillis is the former President, Chief Operating Officer and Co-CEO of Source Interlink Companies, Inc., a premier marketing, merchandising and fulfillment company of entertainment products where he was instrumental in developing annual revenue in excess of $1.9 billion and over 95 business units in the United States. While at Source Interlink, Mr. Gillis also developed and maintained relationships with public equity investors, hedge funds, stock analysts, investment banks and private equity firms, both domestically and internationally, while creating a marketing infrastructure to provide a portfolio of fully integrated products and services in 110,000 locations for more than 1,000 retail chains.  Prior to his tenure with Source Interlink, he was President, Chief Executive Officer and owner of Brand Manufacturing Corporation, a leading designer and manufacturer of retail display systems. Previously, he was Managing Partner of Aders, Wilcox, Gillis Group, a global developer of trade relationships serving major brand marketers and retailers worldwide.

    The Nominating and Corporate Governance Committee believes that Mr. Gillis’ experience as a senior executive with one of the premier marketing, merchandising and fulfillment companies, together with his extensive experience dealing with the capital markets, provides the Company and its Board of Directors with valuable input regarding prospective sales opportunities, leads and expertise in the area of public company finance.

    William S. Kies, Jr. joined the Board of Directors in November 2011. Mr. Kies is currently a principal of Kies Consulting, LLC, a premier consulting practice specializing in the supermarket industry since 1994.  Clients include Fortune 100 consumer package goods corporations and companies offering national services, programs and in-store support to all channels of food distribution.  Prior to Kies Consulting, which Mr. Kies founded in 1994, he was the President and Chief Operating Officer of IGA, Inc., the world’s largest banner group of independent supermarkets with over 4,000 stores serviced by 24 wholesalers in 20 countries.

    The Nominating and Corporate Governance Committee believes that Mr. Kies’ extensive management experience, including experience in the supermarket industry, together with his substantial contacts with potential clients for the Company’s services, will contribute to the Board’s deliberations and provide the Company with valuable insight and direction as the Company executes its business plan.

   Richard Juliano joined the Board of Directors in October 2012. Mr. Juliano is currently engaged with The Radian Group, based in Minneapolis, and operates his own consulting firm. He began his career with Giant Eagle Super Markets, becoming the Senior Vice President and General Manager of the GM/HBC Division and then Senior Vice President of Merchandising and Marketing of the Phar-Mor Division. Mr. Juliano then served as Executive Vice President at Thrifty Payless Drug and Vice President of Marketing and Merchandising at Genuardis Family Markets in Philadelphia. Most recently, he was a senior executive at SUPERVALU, joining the company as Executive Vice President of Supply Chain Services for the Central Region and then moving to the Corporate Retail group as Vice President, GM/HBC, and ultimately Group Vice President of Center Store Merchandising. Mr. Juliano has served on the Red Cross of Columbiana County Board of Directors, National Association of Chain Drug Stores Advisory Board, Global Market Development Center Board of Directors and Youngstown State University Athletic Board. He currently is on the President’s Innovative Network Board at GMDC.

    The Nominating and Corporate Governance Committee believes that Mr. Juliano’s knowledge and experience with supply chain management for large grocery retailers allows him to substantively contribute to the Company’s business plan both with existing grocery clients, and new clients as the Company expands its business beyond the grocery industry.

    Austin F. Noll, Jr. joined the Board of Directors in October 2012. Mr. Noll is the owner of Austin Noll & Associates, a trade relations and industry affairs consultancy based in New Jersey. Mr. Noll started his career with General Foods, spending 22 years in sales related positions. He then became Vice President of Trade Relations for the grocery division of Borden, Inc., and was promoted to Vice President of Industry and Trade Relations, before moving to Nabisco, Inc. as Senior Vice President of Industry and Trade Relations.  Mr. Noll has served on the Trade Advisory Boards of Grocery Manufacturing Association, Food Marketing Institute, National Grocers Association, North American Wholesale Grocers Association, Western Association of Food Chains and IGA. He is currently a member of the Board of Directors of Food for All and a founding member of the Trade Advisory Board of Instant Combo Savings.

    The Nominating and Corporate Governance Committee believes that Mr. Noll’s experience working for and advising national food retailers provides a unique perspective to the Company that is particularly beneficial as the Company continues to expand its client base within the grocery industry.

    Ronald C. Hodge joined the Board of Directors in February 2013. Mr. Hodge is an advisor to Delhaize America, LLC, a role he transitioned into following his time as Delhaize America’s Chief Executive Officer from March 2011 to October 2012. Prior to Delhaize America, Mr. Hodge served as Executive Vice President and Chief Executive Officer of Hannaford Bros. Co. He joined Hannaford in 1980 and has served in various executive roles, including Vice President and General Manager of Hannaford’s New York Division, Senior Vice President of Retail Operations, Executive Vice President of Sales and Marketing, and Executive Vice President and Chief Operating Officer. He became President of Hannaford in December 2000 and Chief Executive Officer in 2001. While leading the start-up of Hannaford’s entry into upstate New York, Mr. Hodge was elected Chairman of the New York State Food Merchant’s Association, and served on several Community Agency Boards of Directors. He chaired the Northeastern New York United Way Campaign in 1995 and was selected as the New York Capital Region’s Citizen of the Year in 1996. Mr. Hodge holds a Bachelor of Science degree in business administration from Plymouth State College, Plymouth, New Hampshire.

    The Nominating and Corporate Governance Committee believes that Mr. Hodge’s 33 years of management experience in the grocery industry, including leading the successful expansion of Hannaford Bros. Co., provides the Company with valuable industry knowledge and insight as the Company continues to grow its scan-based technologies to an expanding client base.

    There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

Director Compensation

    The outside directors of the Company, consisting of Messrs. Gillis, Allen, Hermanns, Kies, Juliano, Noll and Hodge receive the following compensation:

●
annual cash compensation of $10,000 payable at the rate of $2,500 per quarter. The Company has the right to pay this amount in the form of shares of Common Stock, and did so for all compensation owed directors during fiscal 2013; and

●
upon appointment, outside independent directors receive a grant of $150,000 payable in shares of the Company’s restricted Common Stock calculated based on the market value of the shares of Common Stock on the date of grant. The shares vest ratably over a five-year period.

    The following table sets forth information concerning director compensation earned during fiscal year 2013:

Name	Stock Awards ($)(1)	Total ($)

Robert P. Hermanns	10,000	10,000
Robert W. Allen	25,000	25,000
James R. Gillis	25,000	25,000
William S. Kies, Jr.	25,000	25,000
Richard Juliano	7,500	7,500
Austin F. Noll, Jr.	7,500	7,500
Ronald C. Hodge	5,000	5,000
Peter Brennan(2)	2,500	2,500

(1)
Stock awards consist solely of stock grants of fully vested Common Stock.  Amounts shown do not reflect compensation actually received by the director.  Instead, the amounts shown reflect the compensation costs recognized by the Company during the fiscal year for Common Stock awards as determined pursuant to FAS 123R.

(2)		Mr. Brennan resigned from the Board of Directors during fiscal 2013, on October 19, 2012.

GOVERNANCE AND BOARD MATTERS

Term of Office

    The Company’s Articles of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next Annual Meeting of stockholders or their earlier death, resignation or removal from office.

Director Independence

    The Board has determined that all of its members, other than Mr. Fields, who serves as the Company’s Chief Executive Officer, are “independent” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules, and Securities and Exchange Commission rules regarding independence.

Code of Ethics and Business Conduct

    In August 2008, the Company and its Board of Directors unanimously adopted a new Code of Ethics and Business Conduct, which replaced the Code of Ethics adopted in 2005.  The Company’s Code of Ethics and Business Conduct is posted at the Company’s website located at www.parkcitygroup.com.

MEETINGS AND COMMITTEES OF DIRECTORS

    The Board of Directors met four times and acted twelve times by unanimous written consent during the fiscal year ended June 30, 2013. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the Company’s directors who served during fiscal 2013 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during fiscal 2013.

    The following table represents the composition of each committee of the Board of Directors during the year ended June 30, 2013:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Randall K. Fields	-	-	-
Robert P. Hermanns	-	-	Member
Robert W. Allen	Chairman	Member	-
James R. Gillis	Member	Chairman	Member
William S. Kies, Jr.	-	-	Chairman
Richard Juliano (1)	Member	Member	-
Austin F. Noll, Jr.	-	-	Member
Ronald C. Hodge	-	-	-
Peter Brennan (2)	Member
No. of Meetings Held in 2013	4	4	4

(1)	Mr. Juliano became a member of the Audit Committee following Mr. Brennan’s resignation from the Company’s Board of Directors on October 19, 2012.

(2)	Mr. Brennan resigned from the Board of Directors during fiscal 2013, on October 19, 2012.

   Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The Audit Committee currently consists of Robert W. Allen  (Chairman), Richard Juliano and James R. Gillis, each of whom is a non-management member of our Board of Directors. We believe that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

   Compensation Committee. The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan. The Compensation Committee currently consists of James R. Gillis (Chairman), Robert W. Allen and Richard Juliano, each of whom is a non-management member of our Board of Directors. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

   Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The current members of the Nominating and Corporate Governance committee are William S. Kies, Jr. (Chairman), James R. Gillis, Robert P. Hermanns and Austin F. Noll, Jr. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002 and the current rules of the Securities and Exchange Commission rules and regulations.

    For a stockholder to submit a candidate for consideration to the Nominating and Corporate Governance Committee, a stockholder must notify the Company’s Corporate Secretary. To make a recommendation for director nomination in advance of an Annual Meeting, a stockholder must notify the Company’s Corporate Secretary in writing no later than 120 days prior to the anniversary of the date of the prior year’s Annual Meeting Proxy Statement. Notices should be sent to the following address:

Park City Group, Inc.
299 South Main Street, Suite 2370
Salt Lake City, Utah 84111
Attn: Corporate Secretary

    All notices must include all information relating to the stockholder and the proposed nominee that would be required to be disclosed in a Proxy Statement or other filings required to be made in connection with solicitations of proxies for elections of directors under the proxy rules of the Securities and Exchange Commission.

EXECUTIVE OFFICERS

    The following table sets forth information regarding the executive officers of the Company during the year ended June 30, 2013:

Name	Age	Title

Randall K. Fields	65	Chief Executive Officer, Chairman of the Board and Director
Edward L. Clissold	57	Chief Financial Officer, Secretary, General Counsel

    The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

   Randall K. Fields has been the Chief Executive Officer, and Chairman of the Board of Directors since June 2001.  Mr. Fields founded the Company in 1990 and has been its President, Chief Executive Officer, and Chairman of the Board since its inception.  Mr. Fields has been responsible for the strategic direction of the Company since its inception.  Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields.  He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990.  In the early 1970's Mr. Fields established a financial and economic consulting firm called Fields Investment Group.  Mr. Fields received a Bachelor of Arts degree in 1968 and a Masters of Arts degree in 1970 from Stanford University, where he was Phi Beta Kappa, Danforth Fellow and National Science Foundation Fellow.

    Edward L. Clissold joined the Company in March 2002 as General Counsel, and in August 2012 was appointed as the Company’s Chief Financial Officer. Mr. Clissold currently serves as both General Counsel and Chief Financial Officer of the Company. Prior to his time with the Company, Mr. Clissold served as General Counsel for Mrs. Fields Cookies from August 1987 to April 1995 and was also in private practice. Mr. Clissold holds a Bachelors degree in Finance from the University of Utah and a Law Degree from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth certain information about the compensation paid or accrued during the year ended June 30, 2013 to our Chief Executive Officer and our Chief Financial Officer, our only executive officer, other than our Chief Executive Officer, who was serving as an executive officer as of June 30, 2013 and whose annual compensation exceeded $100,000 during such year (collectively the "Named Executive Officers"):

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)		All Other Compensation ($)		Total ($)
Randall K. Fields	2013	375,000	(2)	73,125	66,000	(3)	79,492	(4)	593,617
Chief Executive Officer and Chairman of the Board	2012	375,000	(2)	165,625	66,000	(3)	72,471	(4)	679,096

Edward L. Clissold	2013	144,417		-	3,885		-		148,302
Chief Financial Officer, General Counsel	2012	83,000		-	3,192		-		86,192

(1)
Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal year for stock awards as determined pursuant to FAS 123R.

(2)	$325,000 of Mr. Fields’ cash compensation was paid to Fields Management, Inc., a management company wholly-owned by Mr. Fields, during 2013 and 2012, respectively.

(3)
Represents the value of 60,000 shares of Common Stock issued to Fields Management, Inc. which vested during the reporting period.  The shares were originally issued in July 2009 under the terms of a Services Agreement between the Company and Fields Management, Inc., and are valued as of the date of issuance, or $1.10 per share.

(4)
These amounts include premiums paid on life insurance policies of $25,344 for each of 2013 and 2012; computer related expenses of $6,000 and $7,113 for 2013 and 2012, respectively; Company car related expenses of $16,958 and $18,363 for 2013 and 2012, respectively; medical premiums of $19,190 and $9,651 for 2013 and 2012, respectively; and reimbursement for certain accounting services of $12,000 for each of 2013 and 2012, respectively.

Employment Arrangements

    During the year ended June 30, 2013, the Company had an Employment Agreement with its Chief Executive Officer, Randall K. Fields, pursuant to which Mr. Fields was employed by the Company in the position of Sales Department Manager through June 30, 2013 for annual compensation of $50,000.  The Company also had a Services Agreement with Fields Management, Inc. (“FMI”), to provide certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company (“Executive”) through June 30, 2013. Randall K. Fields, FMI’s designated Executive, who currently serves as the Company’s Chairman of the Board, President and Chief Executive Officer, controls FMI. Under the terms of the Services Agreement, FMI was paid an annual base fee of $325,000, payable in equal semi-monthly installments.  In addition, FMI was entitled to the following:

●	an incentive bonus based upon the Company’s achievement of performance goals determined each year by the Compensation Committee of the Company’s Board of Directors;

●	up to $1,200 per month for reimbursement of a vehicle of Executive’s choice;

●	an annual allowance of up to $6,000 for computer equipment;

●	600,000 shares of Common Stock of the Company, subject to a pro-rata (10) ten-year vesting schedule;

●	payment of premiums for health insurance; and

●	reimbursement for certain accounting expense.

    The Company was also obligated to maintain a term life insurance policy in the name of the Executive for $10 million, with the beneficiary to be designated by the Executive.

    Following the end of fiscal 2013, the Company and Mr. Fields entered into a new Employment Agreement (the “2013 Employment Agreement”), and the Company and FMI entered into a new Services Agreement (the “2013 Services Agreement”), which agreements govern the terms of Mr. Fields’s position as Sales Department Manager and FMI’s relationship with the Company, respectively, until June 30, 2018.

    Under the terms of the 2013 Employment Agreement, Mr. Fields will receive an annual salary of $50,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year. Mr. Fields may also be eligible for an annual incentive bonus, awarded at the discretion of the Company’s Board of Directors.

    Under the terms of the 2013 Services Agreement, FMI is paid an annual base fee of $500,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year. FMI may also be eligible for an annual incentive bonus, awarded at the discretion of the Company’s Board of Directors. FMI will also receive: (i) up to $1,200 per month for reimbursement of vehicle expenses; (ii) an annual computer equipment allowance of up to $6,000; (iii) 600,000 shares of the Company’s Common Stock, subject to a pro-rata 10-year vesting schedule; and (iv) a retirement annuity or other bonus award to be developed within six moths of the effective date. The Company also agreed to buy, maintain and pay the premiums for a $5.0 million life insurance policy in the name of Mr. Fields, with the beneficiary to be designated by Mr. Fields at his sole discretion.

Outstanding Equity Awards at Fiscal Year-End

    The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each of the Named Executive Officers as of June 30, 2013.  No other equity awards otherwise reportable in this table have been granted to any of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Randall K. Fields	-		-			42,000	$46,200	(1)
Chief Executive Officer, Chairman and Director						94,572	$359,375	(2)

Edward L. Clissold	4,000	(3)	-	$1.50	07/18/2013	40,000	$136,000	(4)
Chief Financial Officer, Secretary, General Counsel						1,350	$5,602	(5)
						1,600	$7,696	(6)

(1)	Market value of $1.10 per share, based on the closing price of the Company’s Common Stock on the date of grant, July, 1, 2009, as reported by the NYSE MKT.
(2)	Market value of $3.80 per share, based on the closing price of the Company’s Common Stock on the date of grant, June 30, 2013, as reported by the NYSE MKT.
(3)	Options exercised on July __, 2013.
(4)	Market value of $3.40 per share, based on the closing price of the Company’s Common Stock on the date of grant, August 29, 2012, as reported by the NYSE MKT.
(5)	Market value of $4.15 per share, based on the closing price of the Company’s Common Stock on the date of grant, September 29, 2011, as reported by the NYSE MKT.
(6)	Market value of $4.81 per share, based on the closing price of the Company’s Common Stock on the date of grant, November 15, 2010, as reported by the NYSE MKT.

401(k) Retirement Plan

    The Company offers an employee benefit plan under Benefit Plan Section 401(k) of the Internal Revenue Code.  The Company utilizes Fidelity Investments as its administrator and trustee of the Company’s 401(k) plan. Employees who have attained the age of 18 are immediately eligible to participate.  The Company, at its discretion, may match employee’s contributions at a percentage determined annually by the Board of Directors.  The Company does not currently match contributions.

Indemnification for Securities Act Liabilities

    Nevada law authorizes, and the Company's Bylaws and Indemnity Agreements provide for, indemnification of the Company's directors and officers against claims, liabilities and amounts paid in settlement, and expense in a variety of circumstances.  Indemnification for liabilities arising under the Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise.  However, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

    No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

Transactions with Related Persons, Partners and Control Persons

    There were no transactions between the Company’s Directors or Executive Officer and any Related Person, Partner or Control Person during the year ended June 30, 2013.

AUDIT COMMITTEE REPORT

    The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. HJ & Associates, LLC, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. Generally Accepted Accounting Principles. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.

    In fulfilling its oversight responsibilities, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.
The Audit Committee has discussed with HJ & Associates, LLC, its independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.
The Audit Committee has received from HJ & Associates, LLC, its independent registered public accounting firm the written disclosures regarding the independent registered public accounting firm’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with HJ & Associates, LLC the firm’s independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013, for filing with the Securities and Exchange Commission.

    The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Robert W. Allen
James Gillis
Richard Juliano

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

    The Audit Committee has selected HJ & Associates, LLC as the independent accountants of the Company for the fiscal year ending June 30, 2013. Representatives of HJ & Associates, LLC are expected to be present at the Annual Meeting or be available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

    Previously, the Audit Committee of the Board of Directors of the Company appointed HJ & Associates, LLC as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended June 30, 2013, 2012, 2011, 2010, 2009 and 2008.

    The following table presents approximate aggregate fees and other expenses for professional services rendered by HJ & Associates, LLC for the audit of the Company’s annual financial statements for the years ended June 30, 2013 and 2012 and fees and other expenses for other services rendered during those periods.

	2013	2012

Audit Fees	$60,100	$62,500
Audit-Related Fees	-	-
Tax Fees	$11,000	14,000
All Other Fees		-
Total	$71,100	$76,500

Audit Fees

    Audit fees in 2013 and 2012 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Tax Fees

    Tax fees in 2013 and 2012 include fees for services with respect to tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

    The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by HJ & Associates, LLC in fiscal 2013 and 2012. Such procedures govern the ways in which the Audit Committee pre-approves audit and various categories of non-audit services that the auditor provides to the Company.  Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is to be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

    There have been no changes in or disagreements with accountants on accounting and financial disclosure.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

    The following table sets forth information regarding shares of our Series B Preferred beneficially owned as of October 24, 2013 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our Preferred Stock.  Percent ownership is calculated based 411,927 shares of our Series B Preferred outstanding at October 24, 2013.

Name	Series B Convertible Preferred Stock		% Ownership of Class
Robert W. Allen	52,301		12.70%
Riverview Financial Corp.	359,626	(1)	87.30%
Randall K. Fields	359,626	(2)	87.30%
 *Less than 1%

(1)	Includes 10,000 shares of Series B Preferred held in the name Julie Fields, Mr. Fields spouse.

(2)
Includes 349,626 shares of Series B Preferred held in the name of Riverview Financial Corp. and 10,000 shares of Series B Preferred in the name of Julie Fields. Mr. Fields is the beneficial owner of Riverview Financial Corp. and spouse of Mrs. Fields.

    The following table sets forth information regarding shares of our Common Stock beneficially owned as of October 24, 2013 by:  (i) each of our officers and directors, (ii) all officers and directors as a group and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of our Common Stock.

Name	Common Stock		Common Stock Warrants Exercisable Within 60 Days		Total Stock and Stock Based Holdings (1)	% Ownership of Class
Randall K. Fields (2)	5,774,206	(3)(4)	6,875	(5)	5,781,081	33.2%
Edward L. Clissold (2)	10,371		-		10,371	*
Robert Hermanns (2)	114,028		18,333	(5)	132,361	*
James R. Gillis (2)	148,106		-		148,106	*
Robert W. Allen (2)	808,521	(6)	71,414	(7)	879,935	5.3%
William S. Kies, Jr. (2)	14,775		2,750	(5)	17,525	*
Richard Juliano (2)	7,398		1,833	(5)	9,231	*
Austin F. Noll, Jr. (2)	18,509		5,500	(5)	24,009	*
Ronald C. Hodge (2)	350,493		115,329	(8)	465,822	2.8%
Directors Group (9 persons)	7,246,407		222,034		7,468,441	42.0%
Goldman Capital Management	1,404,854		-		1,404,854	8.5%

*Less than 1%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after October 24, 2013. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after October 24, 2013, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.  As of October 24, 2013, there were 16,619,211 shares of our Common Stock issued and outstanding.  There were also outstanding warrants entitling the holders to purchase 225,129 shares of our Common Stock owned by officers and/or directors of the Company.

(2)	Officers and directors of the Company.

(3)
Includes 243,253 shares of Common Stock held in the name of Fields Management, Inc., of which Mr. Fields is the beneficial owner, 651,152 shares of Common Stock held in the name of Riverview Financial Corp., of which Mr. Fields is the beneficial owner, and 30,667 held by Mr. Fields’ spouse, Julie Fields.

(4)
Includes 874,065 shares issuable upon conversion of 349,626 shares of Series B Preferred held by Riverview Financial Corp., of which Mr. Fields is the beneficial owner, and 25,000 shares issuable upon conversion of 10,000 shares of Series B Convertible Preferred held Mr. Fields’ spouse, Julie Fields.

(5)	Warrant is exercisable for $3.60 per share and expires on March 14, 2018 or March 15, 2018.

(6)	Includes 118,933 shares of Common Stock held in trust, in which Mr. Allen is the trustee. Includes 130,753 shares issuable upon conversion of 52,301 shares of Series B Preferred held by Mr. Allen.

(7)	Includes warrants for 45,833 and 25,581 which are exercisable for $3.60 and $6.45 per share and expire on March 14, 2018 and August 27, 2018, respectively.

(8)	Includes warrants for 64,166 and 51,163 which are exercisable for $3.60 and $6.45 per share and expire on March 14, 2018 and August 27, 2018, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the Securities and Exchange Commission on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

    To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2013, each of our directors failed to report the issuance of shares to them in consideration for the payment of director fees owed to them during such fiscal year and/or had one or more late filings related to the acquisition and/or disposition of securities.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

    Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be presented at our 2014 Annual Meeting and included in our Proxy Statement and form of proxy relating to that Annual Meeting must be received by us at our principal executive offices at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, addressed to our Corporate Secretary, no later than June __, 2014. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in our Bylaws.

    Stockholders who intend to present a proposal at such Annual Meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address no later than June __, 2014.

    We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications with the Board of Directors

    Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, Park City Group, Inc., 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend the Annual Stockholders Meeting.

Other Matters

    At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

    The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

    The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors, Randall K. Fields Chief Executive Officer, Chairman and Director

PARK CITY GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF PARK CITY GROUP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock and Series B Convertible Preferred Stock of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 299 South Main Street, Suite 2370, Salt Lake City, Utah 84111, at 9:00 a.m., local time, on December 9, 2013, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal Nos. 1, 2 and 3, which have been proposed by our Board of Directors, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.
				FOR	WITHHELD

				[ ]	[ ]
Nominees:
VOTE FOR all the nominees listed; except vote withheld from the following nominee(s) (if any):
		01	Randall K. Fields
		02	Robert P. Hermanns
		03	Robert W. Allen
		04	William S. Kies, Jr.
		05	James R. Gillis
		06	Richard Juliano
		07	Austin F. Noll, Jr.
		08	Ronald C. Hodge

				FOR	AGAINST	ABSTAIN
2.	RATIFYING THE ISSUANCE OF SHARES PURSUANT TO THE COMPANY’S 2011 STOCK INCENTIVE PLAN, AS AMENDED, AND THE 2011 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, BETWEEN MARCH 1, 2011 AND MARCH 29, 2013			[ ]	[ ]	[ ]

				FOR	AGAINST	ABSTAIN
2. 62.	RATIFYING THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS PARK CITY GROUP’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2014			[ ]	[ ]	[ ]

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ]	I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ___________________ Signature of Stockholder ____________________ IF HELD JOINTLY
Dated: ____________________________________

    Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.